EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Fiserv, Inc. (the “Company”) for the quarter ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Frank J. Bisignano, as Chairman and Chief Executive Officer of the Company, and Robert W. Hau, as Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Frank J. Bisignano
Frank J. Bisignano
Chairman and Chief Executive Officer
April 25, 2025

By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer
April 25, 2025